EXHIBIT 10.5
                                                                    ------------

                    PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT
                    -----------------------------------------

            This Agreement dated effective December 11, 2001, and granted by Paul A. Kruger ("Pledgor"), to THE F&M BANK & TRUST COMPANY, an Oklahoma banking corporation, having its principal office at 1330 South Harvard, Tulsa, Oklahoma 74112 ("Bank").

            Concurrently herewith, Bank and PLASTIC PALLET PRODUCTION, INC., a Texas corporation ("Borrower") have entered into a Loan Agreement ("Loan Agreement") whereby Bank has or will advance sums on a promissory note payable to the Bank in an amount not to exceed THREE MILLION DOLLARS ($3,000,000.00) (hereinafter the obligations under the Note will be referred to as the "Note").

            Pledgor is a guarantor of part of the sums owed by Borrower to Bank under the Note ("Guaranty") and desires Bank to advance sums to Borrower under the Note and Loan Agreement. The advances by Bank to Borrower will benefit Pledgor as an owner of Borrower.

            As used herein, "UCC" shall mean the Uniform Commercial Code of Oklahoma, as amended and in effect as of the date hereof, as the context may require. All other capitalized terms, unless defined herein, shall have the meanings set forth in the Loan Agreement.

            1. Pledge and Security Interest. As security for the due and punctual payment of all indebtedness of the Borrower and Pledgor to the Bank arising under the Note and Guaranty, including all extensions, renewals and changes in the form thereof, whether for principal, interest, premiums, fees, expenses or otherwise as well as all future advances or obligations owed Bank (including without limitation) direct, indirect, contingent, joint, several, joint and several or howsoever created (all such indebtedness and obligations being herein sometimes referred to as the "Obligations"), together with any and all expenses which may be incurred by the Bank in collecting any or all of the Obligations or in enforcing any rights hereunder (all such expenses being hereinafter referred to as the "Expenses") (the "Obligations" and the "Expenses" shall also be part of the "Secured Obligations"), the Pledgor hereby pledges, assigns, transfers, sets over and delivers unto and for the benefit of the Bank the certificates for the Pledged Securities listed on Exhibit " A," with stock powers covering such certificates executed in blank, together with shares represented thereby and all cash securities, dividends or other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares (all collectively referred to herein as the "Pledged Securities").

            TO HAVE AND TO HOLD the Pledged Securities, together with all rights, titles, interests, powers, privileges and preferences appertaining or incidental thereto, including all cash proceeds received in respect to the Pledged Securities and all securities delivered in substitution or addition to the foregoing Pledged Securities, unto the Bank, its successors and assigns, forever as security for the Secured Obligations subject, however, to the tenI1s, covenants and conditions hereinafter set forth.

            2. Representations and Warranties. The Pledgor represents and warrants as follows:


            (a) The Pledged Securities have been validly authorized and issued, are fully paid and non-accessible and the Pledgor owns the same beneficially free and clear of any liens, charges or encumbrances thereon or affecting the title thereto.

            (b) The Pledgor has good right and lawful authority to pledge and deposit the Pledged Securities as provided herein and warrants and will preserve and defend all right, title and interest in and to the Pledged Securities delivered to the Bank hereunder against the claims of all persons, and will maintain and preserve the lien hereof as long as this Agreement shall remain in full force and effect.

            (c) The Pledged Securities are shares of Precis Smart Card Systems, Inc., currently constitute 285,000 and ________________ shares which are certificates number 0288, CUSIP #740184106 and _______________ and are part of the issued and outstanding shares.

            3. Appointment of the Bank; Registration in Nominee Name. The Bank shall have the right and absolute discretion to appoint one or more agents for the purpose of retaining physical possession of the certificates representing or evidencing the Pledged Securities, which may be held in the name of the Pledgor, endorsed or assigned in blank in favor of the Bank. In addition to all other rights possessed by the Bank, the Bank may, from time to time after the occurrence of an uncured Event of Default (hereinafter defined) or an event which with the giving of notice or the lapse of time, or both, would be an Event of Default, at the Bank's sole discretion and without notice to the Pledgor, take any or all of the following actions: (a) execute the blank stock power to authorize transfer of the Pledged Securities; (b) transfer all or any part of the Pledged Securities into the name of the Bank or its nominee for public or private sale; (c) take control of any proceeds of any of the Pledged Securities; and (d) exchange certificates or instruments representing or evidencing the Pledged Securities for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

            4. Voting Rights, Dividends, Replacement of Pledged Securities.


            (a) So long as there has not occurred an uncured Event of Default, the Pledgor shall be entitled to exercise any and all voting rights and powers relating or pertaining to the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement.

            (b) Unless Bank expressly consents in writing, the Pledgor shall not receive and not be entitled to retain any and all stock and/or stock dividends in respect of the Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer thereof or received in exchange for the Pledged Securities, or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer or the Pledgor may be a party or otherwise. Any and all cash dividends and distributions and other property received in respect of the Pledged Securities or in payment of the principal of or in redemption of or in exchange for any Pledged Securities (either at maturity, upon call for redemption or otherwise), shall become part of the Pledged Securities and delivered to Bank or, if received by the Pledgor, shall be held in trust for the benefit of the Bank and shall forthwith be delivered to the Bank or its designated agent (accompanied by proper instruments of assignment and/or stock powers executed by the Pledgor in accordance with the Bank's instructions) to be held subject to the terms of this Agreement.

            (c) Upon the occurrence of an uncured Event of Default, at the option of the Bank, all rights of the Pledgor to exercise the voting rights and powers which it is entitled to exercise shall cease and all such rights shall thereupon become vested in the Bank, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers. After the occurrence of an Event of Default, the Bank shall receive and be entitled to retain as collateral any and all cash dividends and distributions, if any, paid in respect of the Pledged Securities. Any and all money and other property paid over to or received by the Bank pursuant to the provisions of subsection (b) above shall be retained by the Bank as part of the Pledged Securities and be applied in accordance with the provisions hereof.

            5. Remedies Upon Default. Upon the occurrence of an uncured Event of Default in the payment of the Secured Obligations when due (whether by acceleration or otherwise), then, in addition to having the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of Oklahoma, the Bank may, without being required to give any notice to the Pledgor, apply the cash (if any) then held by it hereunder to the payment in full of the Secured Obligations and all other indebtedness referred to in the order and manner specified therein. If there shall be no such cash or the cash so applied shall be insufficient to pay all Obligations in full, the Bank may thereupon sell the Pledged Securities, or any part thereof, and shall apply the proceeds of such sale to the payment in full of the Secured Obligations and all other indebtedness referred herein in the order and manner specified therein.

            If Pledgor commences the cure of an event of default which requires more than fifteen (15) days and Pledgor has immediately initiated steps which are reasonably sufficient to cure such event of default and continues to take reasonable and necessary steps to cure the event of default, Borrower may continue to cure the event of default beyond any cure period so long as the event of default is capable of being cured within a reasonable time and Borrower continues in good faith to effect a cure.

            6. Sale of the Pledged Securities.

            (a) Notwithstanding anything to the contrary herein, sale of the Pledged Securities may be made at any public or private sale, for cash, upon credit or for future delivery, as the Bank shall deem appropriate in a commercially reasonable manner. The Bank shall be authorized at any such sale (to the extent it, in its sole discretion, deems advisable) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Securities then being sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale the Bank shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Securities sold. Each such purchaser at any such sale shall hold the property purchased absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which the Pledgor may now have or may at any time in the future have under any rule or statute now existing or hereafter enacted. To the extent that notice of sale shall be required to be given by law, the Bank shall give the Pledgor at least fifteen
                        (15) days' written notice of the Bank's intention to make any such public or private sale. Such notice, in case of public sale, shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Bank may fix in the notice of such sale. At any such sale, the Pledged Securities, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Bank may, in its sole discretion, determine, and the Bank may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for and purchase the whole or any part of the Pledged Securities. The Bank shall not be obligated to make any sale of the Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Securities may have been given. The Bank may, without notice or publication, adjourn any public or private sale, or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale; and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Pledged Securities is made on credit or for future delivery, the Pledged Securities so sold may be retained by the Bank until the sale price is paid by the purchaser or purchasers thereof, but the Bank shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Securities so sold and, in the case of any such failure, such Pledged Securities may be sold again upon like notice. As an alternative to the Bank's right to sell hereunder or under the Uniform Commercial Code, the Bank may proceed by suit or suits at law or in equity to foreclose this Agreement and to sell the Pledged Securities, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

            (b) The Pledgor understands that compliance with federal or state banking and/or securities laws may strictly limit the course of conduct of the Bank if the Bank were to attempt to dispose of all or any part of the Pledged Securities and may also limit the extent to which or the manner in which any subsequent transferee of the Pledged Securities may dispose of the same. The Pledgor agrees that in any sale of any of the Pledged Securities, the Bank is hereby authorized to comply with any such limitation or restriction in connection with such sale as it may be advised by counsel is necessary to avoid violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Pledged Securities), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Bank be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Pledged Securities are sold in compliance with any such limitation or restriction.

            (c) The Pledgor agrees that to register the Pledged Securities if, in connection with any sale, exchange or other disposition of the Pledged Securities, registration with, or notice to, any governmental commission or regulatory authority shall, in the opinion of the Bank, be required.

            (d) Under the Reorganization Plan, Pledgor is the beneficiary of a Registration Rights Agreement, and Pledgor shall take all actions to allow Bank, in the event Bank deems it necessary, to exercise Pledgor's rights as the holder of the right to request registration of the Pledged Securities under the Registration Rights Agreement. Pledgor further grants Bank the power, coupled with an interest in Pledgor's name or in Bank's name, or both, to exercise all rights, benefits or options under the Registration Rights Agreement to require the registration of the Pledged Securities and sale thereunder. Pledgor further waives all right to object to Bank's request pursuant to this paragraph to require registration of the Pledged Securities received under the Reorganization Plan.

            7. Application of Proceeds of the Pledged Securities Sale. The Bank shall apply all cash held by it pursuant to Section 4 hereof and the proceeds of sale of the Pledged Securities as follows:

            First: to the payment of the Expenses, including but not limited to the costs and expenses of such sale or the collection of such cash, including the out-of-pocket expenses of the Bank and the reasonable fees and out-of-pocket expenses of counsel employed in connection therewith, and to the payment of all advances made by the Bank for the account of the Pledgor hereunder and the payment of all costs and expenses incurred by the Bank in connection with the administration and enforcement of this Agreement;

            Second: to the payment of the Obligations; and

            Third: the balance, if any, of such proceeds shall be paid to the Pledgor or his assigns, or as a court of competent jurisdiction may direct.

            8. The Bank Appointed Attorney-in-Fact. The Pledgor hereby appoints the Bank the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Bank may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Bank shall, to the extent permitted herein, have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

            9. Miscellaneous.

            (a) No Waiver. No failure on the part of the Bank to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy by the Bank preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and not exclusive of any other remedies provided by law. The Bank may extend or renew the Obligations and grant releases, compromises or indulgences with respect to the Secured Obligations, any extension or renewal thereof, any security therefor, to any obligor hereunder or thereunder, and no such action shall impair the Bank's rights hereunder.

            (b) Termination. This Agreement shall terminate when the Secured Obligations have been fully performed and paid, at which time the Bank shall reassign and redeliver (or cause to be so reassigned and redelivered) to the Pledgor, without recourse or warranty and at the expense of the Pledgor against receipt, such of the Pledged Securities (if any) as shall not have been sold or otherwise applied by the Bank pursuant to the terms hereof and which is still held by the Bank hereunder, together with appropriate instruments of reassignment and release.

            (c) Addresses for Notices, Etc. All notices, requests, demands, directions and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed or delivered as set out in the Loan Agreement, or, as to any party, to such other address as such party shall specify by a notice in writing to the other parties.

            (d) Further Assurances. The Pledgor agrees to do such further reasonable acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments as the Bank may at any time request in connection with the administration or enforcement of this Agreement (including, without limitation, to aid the Bank in the sale of all or any part of the Pledged Securities) or related to the Pledged Securities or any part thereof or in order better to assure and confirm unto the Bank its rights, powers and remedies hereunder. The Pledgor hereby consents and agrees that the issuer of the Pledged Securities, or any registrar or transfer agent for any of the Pledged Securities, shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Bank to affect any transfer pursuant to
                        Section 2, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Pledgor or any other person to such issuer or to any such registrar or transfer agent.

            (e) Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Pledged Securities, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Pledged Securities, or any part thereof, or any cash or property held by the Bank as Pledged Securities under this Agreement.

            (f) Governing Law; Amendments. This Agreement shall be governed by the laws of the State of Oklahoma. No provision of this Agreement may be amended, waived or modified, nor may any of the Pledged Securities be released, unless specifically provided for herein, except in writing signed by the Bank.

            (g) Headings. Paragraph headings used herein are for convenience only and shall not affect the construction of this Agreement.

            (h) Jurisdiction; Venue. Pledgor agrees that the courts sitting in Tulsa County, Oklahoma (both state and federal) shall have exclusive jurisdiction to resolve any disputes in law or in equity arising out of this Agreement, and Pledgor submits to the jurisdiction of the District Court, State of Oklahoma, 14th Judicial District or the United States District Court, Northern District of Oklahoma, waiving all obligations to venue.

            (i) Counterparts. This Agreement may be executed in counterpart (or by facsimile signature with the original signature page to be delivered thereafter) and each counterpart shall constitute an original as if each signature is contained on a single document.

            10. Definitions. "Event of Default" shall include but not be limited to any event or failure of the Borrower or Pledgor to comply with any of the terms, covenants, agreements or obligations contained in this Agreement, the Loan Agreement or the Note or any other writing between the Bank and the Pledgor arising in connection with the Bank's financing of the Borrower.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                         /s/ Paul A. Kruger
                                         ------------------------------
                                         Paul A. Kruger




                                         THE F&M BANK & TRUST COMPANY

                                         /s/ Louis Medina
                                         ------------------------------
                                         Louis Medina, Senior Vice President